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                                                       EXHIBIT 23.1

                            INDEPENDENT AUDITORS' CONSENT

     The Board of Directors
     Ceridian Corporation:

     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading
     " Experts" in this Form S-8 Registration Statement.



                                        KPMG PEAT MARWICK
                                        /s/KPMG Peat Marwick LLP

     Minneapolis, Minnesota
     March 22, 1996